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                    INTELLECTUAL PROPERTY SECURITY AGREEMENT
                    ----------------------------------------

         INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of May 17, 1999, between Premier Laser Systems, Inc., a California corporation ("Premier"), and the secured parties signatory hereto, and their respective endorsees, transferees and assigns (collectively the "Secured Party").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to a Secured Convertible Debenture Purchase Agreement, dated the date hereof among Premier and the Secured Party (the "PURCHASE AGREEMENT"), Premier has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from Premier an aggregate principal amount of $4,000,000 of Premier's 6% Secured Convertible Debentures (the "DEBENTURES"), which are convertible into shares of Premier's Class A Common Stock, no par value (the "COMMON STOCK"). In connection therewith, Premier shall issue to the Secured Party Common Stock purchase warrants of even date herewith to purchase an aggregate of 60,000 shares of Common Stock (the "WARRANTS"); and

         WHEREAS, in order to induce the Secured Party to purchase the Debentures, Premier has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in certain general intangible property of Premier to secure the prompt payment, performance and discharge in full of all of Premier's obligations under the Debentures and the exercise and discharge in full of all of Premier's obligations under the Warrants.

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "GENERAL INTANGIBLES" and "PROCEEDS") shall have the respective meanings given such terms in Article 9 of the UCC.

                  (a) "CLASS B WARRANTS" means the Company's Class B Warrants, entitling the holders thereof to purchase an aggregate of 7,592,460 shares of Common Stock.


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                  (b) "COLLATERAL" means all of the Company's right, title and interest in and to all of Trademarks, Patents, Copyrights, and other general intangible property of the Company, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to the Company, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights. The term "Collateral" shall include all of the foregoing items, whether presently owned or existing or hereafter acquired or coming into existence, all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds from the licensing or sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

                  (c) "COMPANY" shall mean, collectively, Premier and all of the subsidiaries of Premier, other than Ophthalmic Imaging Systems, Inc.

                  (d) "COPYRIGHTS" means any and all copyrights, copyright applications, copyright registration and like protections in each work or authorship and derivative work thereof that is created by the Company, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, without limitation, those set forth on Exhibit A attached hereto.

                  (e) "OBLIGATIONS" means all of the Company's obligations under this Agreement, the Debentures and the Warrants, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

                  (f) "PATENTS" means all of the Company's patents, patent applications, letters patent and like protections of the United States of America, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, and including, without limitation, those set forth on EXHIBIT B attached hereto.

                  (g) "QUALIFIED FACILITY" means a credit facility or factoring arrangement with a nationally or regionally recognized institutional lender without conditions or restrictions (including with respect to borrowing base requirements) as to availability of funds to the Company, whereby such lender has required the Company to grant to it a first priority security interest in the Collateral, loans under which facility shall not be subject to repayment for at least 364 calendar days.


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                  (h) "QUALIFIED INCOME SOURCE" means any of (i) licensing or royalty arrangements whereby the Company has received prepaid licensing or royalty fees, (ii) deposits or prepaid distribution arrangements received by the Company, (iii) non-refundable net proceeds from the exercise of Class B Warrants, (iv) non-refundable cash proceeds, net of applicable taxes and other expenses, from the settlement of or judgment from, any of the litigation specified in SCHEDULE 1(h) hereto, and (v) a Qualified Facility.

                  (i) "TRADEMARKS" means any trademark, service mark right, whether or not registered, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with or symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto.

                  (j) "TWO THIRDS-IN-INTEREST" means one or more of the secured party signatories hereto holding in excess of 66.66% of the aggregate principal amount of the Debentures outstanding, determined on a cumulative basis.

                  (k) "UCC" means the Uniform Commercial Code, as currently in effect in the State of California.

         2. GRANT OF SECURITY INTEREST. As an inducement for the Secured Party to purchase the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a first lien upon and a right of set-off against all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (the "SECURITY INTEREST").

          3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

                  (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company.

                  (b) Except as specified in SCHEDULE 3(b), the Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect and other than


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pursuant to Section 10 hereof, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

                  (c) EXHIBIT A sets forth a true and complete list of all registered Copyrights and any applications thereto in existence as of the date of this Agreement. EXHIBIT B sets forth a true and complete list of all pending Patent applications that have been filed and all Patents that have been issued as of the date of this Agreement. EXHIBIT C sets forth a true and complete list of all Trademark registered and pending Trademark applications filed, in each case, in the United States of America as of the date of this Agreement. The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party in writing of any change in the composition of the Collateral, including, without limitation, any subsequent ownership rights of the Company in or to any Copyright, Patent or Trademark.

                  (d) Each of the Patents, Trademarks and Copyrights is valid and enforceable in the United States of America, and no part of the Collateral has been judged invalid or unenforceable. There has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and, except as set forth in Schedule 3(d) there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral. The principal place of business of the Company is located at the address set forth in the introduction to this Agreement.

                  (f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral, including the Collateral listed on the Exhibits hereto, securing the payment and performance of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for (x) the filing of this Agreement with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the filing of this Agreement with the Register of Copyrights with respect to the Copyrights, and (y) the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated in SCHEDULE B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body located in the United States of America is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder. The Company acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) will be filed and recorded with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks and Copyrights that are now or hereafter in existence.

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                  (g) On the date of execution of this Agreement, the Company will deliver to the Secured Party (i) one or more executed UCC financing statements on Form UCC-1 with respect to the Security Interest for filing with the jurisdictions indicated on SCHEDULE B, attached hereto and in such other jurisdictions as may be requested by the Secured Party and (ii) one or more executed recordation sheets relating to the filing and recording of this Agreement with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks and Copyrights that are now in existence.

                  (h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

                  (i) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority (subject to subordination pursuant to Section 10 hereof) liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 10. The Company shall safeguard and protect all Collateral for the account of the Secured Party and the Company hereby agrees to defend the Collateral (provided, that with respect to the Patents that are included within the definition of Collateral, such Patents will, for the sole and exclusive purpose of any defense under this Section 3(i), be limited to the Patents specified on SCHEDULE 3(i)) and the first priority liens and Security Interests created and granted under this Agreement against any and all persons. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder. The Patents listed on
SCHEDULE 3(i) are the only Patents that are material to the conduct of the business of the Company.

                  (j) Except as permitted by the Purchase Agreement, the Company will not allow any Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Party. The Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

                  (k) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein.

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                  (l) The Company shall permit the Secured Party and its
representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

                  (m) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                  (n) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

                  (o) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

                  (p) SCHEDULE A, attached hereto contains a list of all of the subsidiaries of Premier.

          4. DEFAULTS. The following events shall be "EVENTS OF DEFAULT":

                  (a) The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

                  (b) Any representation or warranty of the Company in this Agreement or in the Security Agreement, dated the date hereof between the Company and the Secured Party, shall prove to have been incorrect in any material respect when made;

                  (c) The failure by the Company to observe or perform any of its obligations hereunder or in the Security Agreement, dated the date hereof between the Company and the Secured Party, for ten (10) days after receipt by the Company of notice of such failure from the Secured Party; and

                  (d) Any breach or default under the Warrants.

          5. DUTY TO HOLD IN TRUST. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

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          6. RIGHTS AND REMEDIES UPON DEFAULT. Upon occurrence of any Event of
Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures and the Warrants, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

                  (a) The Secured Party shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere.

                  (b) The Secured Party shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

                  (c) The Secured Party may license or, to the same extent the Company is permitted by law and contract to do so, sublicense, whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term, on such conditions and in such manner as the Secured Party shall, in its sole discretion, determine.

                  (d) The Secured Party may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Company in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

                  (e) The Secured Party may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 11, execute and deliver on behalf of the Company one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Party may determine advisable.

         7. APPLICATIONS OF PROCEEDS; EXPENSES. (a) The proceeds of any such sale, lease, license or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and


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preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, secured parties signatory hereto will be entitled to their pro rata portion of such proceeds (determined by reference to the aggregate principal amount of Debentures outstanding, determined on a cumulative basis), and the Company will be liable for the deficiency, together with interest thereon, at the rate of 17% per annum (the "DEFAULT RATE"), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

                  (b) The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

         8. RESPONSIBILITY FOR COLLATERAL. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Debentures and the Warrants shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

         9. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures, the Warrants or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures, the Warrants or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured

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Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         10. TERM OF AGREEMENT AND SUBORDINATION OF SECURITY INTEREST. (a) This Agreement and the Security Interest shall terminate on the earlier of (A) subject to the provisions of the immediately following sentence, the date of the receipt by the Secured Party of evidence satisfactory to it that the Company has received a minimum of $4,000,000 in bona fide funds from a Qualified Income Source which shall not be subject to repayment prior to the later to occur of
(i) the 364th calendar day following the obtainment of such funds and (ii) the 270th day following the date that an Underlying Shares Registration Statement (as defined in the Debentures) is first declared effective by the Securities and Exchange Commission, and (B) the date on which all payments under the Debentures have been made in full and all other Obligations have been paid or discharged. Notwithstanding the foregoing and anything to the contrary contained herein, in no event shall this Agreement or the Security Interest terminate prior to the date that an Underlying Shares Registration Statement is first declared effective by the Securities and Exchange Commission.

                  (b) If the Company shall have entered into a Qualified Facility for in excess of $500,000, then the Security Interest shall, subject to terms mutually acceptable to the Company and the Secured Party, become subordinate to any security interest granted to such lender pursuant to such Qualified Facility.

                  (c) Upon any termination or subordination of the Security Interest pursuant to this Section 10, the Secured Party, at the request and at the expense of the Company, will join in executing an appropriate amendment or termination statement (as the case may be) with respect to any financing statement executed and filed pursuant to this Agreement.

         11. POWER OF ATTORNEY; FURTHER ASSURANCES. (a) The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Debentures and the Warrants, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                  (b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

                  (c) The Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                           (i) To modify, in its sole discretion, this Agreement
without first obtaining the Company's approval of or signature to such modification by amending EXHIBIT A, EXHIBIT B AND EXHIBIT C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Company after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Company no longer has or claims any right, title or interest; and

                           (ii) To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

         12. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

         If to the Company:            Premier Laser Systems, Inc.
                                       3 Morgan
                                       Irvine, CA 92618
                                       Facsimile No.: (949) 859-5241
                                       Attn: Chief Financial Officer

         With copies to:               Rutan & Tucker LLP
                                       611 Anton Boulevard, 14th floor
                                       Costa Mesa, CA 92626-1998
                                       Facsimile No.: (714) 546-9035
                                       Attn: Thomas G. Brockington, Esq.

         If to the Secured Party to the address for notice set forth below such Secured Party's name on the signature page hereto.

         13. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

         14. ACTIONS BY THE SECURED PARTY. Any action required or permitted hereunder to be taken by or on behalf of the secured parties signatory hereto shall, for such action to be valid, require the approval of the Two Thirds-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the secured parties signatory hereto is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Two Thirds-in-Interest.

         15.      MISCELLANEOUS.

                  (a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                  (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                  (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                  (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                  (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non convenient.

                  (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                              * * * * * * * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

                                         PREMIER LASER SYSTEMS, INC.


                                         By: /S/ COLETTE COZEAN
                                            ---------------------------------
                                            Name:  Colette Cozean
                                            Title: CEO

                                         SECURED PARTY:

                                         STRONG RIVER INVESTMENTS, INC.


                                         By: /S/ KENNETH L. HENDERSON
                                            ---------------------------------
                                               Kenneth L. Henderson
                                               Attorney-in-Fact

                                         Address for Notice:

                                         Strong River Investments, Inc.
                                         c/o Cavallo Capital Corp.
                                         630 Fifth Avenue, Suite 2000
                                         New York, NY 10111
                                         Facsimile No.: (212) 332-3256
                                         Attn: Avi Vigder

                                         HERKIMER LLC



                                         By: /S/ L. FAMINGTON /S/ JUDITH PATRICK
                                            ------------------------------------
                                            Name:  CT Corporation Ltd.
                                            Title: Director

                                         Address for Notice:

                                         c/o Citco Trustees (Cayman) Limited
                                         Commercial Centre
                                         P.O. Box 31106 SMB
                                         Grand Cayman
                                         Cayman Islands
                                         British West Indies
                                         Facsimile No.: (345) 945-7566
         with a copy to:                 Southridge Capital Management LLC
                                         Executive Pavillon
                                         20 Grove Street
                                         Ridgefield, CT 06877
                                         Facsimile No.: (203) 431-8301

         With copies for
         communications to
         Secured Party to:               Robinson Silverman Pearce Aronsohn &
                                               Berman LLP
                                         1290 Avenue of the Americas
                                         New York, NY 10104
                                         Facsimile No.: (212) 541-4630
                                         Attn: Kenneth L. Henderson, Esq.
                                               Eric L. Cohen. Esq.

              EXHIBIT A to Intellectual Property Security Agreement


                Copyright Registrations and Applications Therefor

                                      None


                                   STATUS REPORT FOR PREMLS U.S. ISSUED PATENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Application  Filing         Patent         Issue
Case Number      Title of Invention                     Country    Status        Number       Date           Number         Date
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001FW1    MEDICAL LASER INTERCONNECT SYSTEM      USA        ISSUED        07/568549    08/16/90       5116329        05/26/92
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.002W1     FILBER OPTIC APPARATUS FOR USE WITH    USA        ISSUED        07/803919    12/06/91       5207673        05/04/93
                 MEDICAL LASERS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.009FW4    TRANSPARENT LASER SURGICAL PROBE       USA        ISSUED        08/419511    04/07/95       5688261        11/18/97
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.011FW4    CONTACT TIP FOR LASER SURGERY          USA        ISSUED        08/457992    06/01/95       5707368        01/13/98
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.013A      OPTICS FOR MEDICAL LASER               USA        ISSUED        07/644074    01/18/91       5198926        03/30/93
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.013DV1    OPTICS FOR MEDICAL LASER               USA        ISSUED        08/021354    02/23/93       5289557        02/22/94
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018DV1    MULTIWAVELENGTH MEDICAL LASER          USA        ISSUED        07/917589    07/17/92       5304167        04/19/94
                 METHOD
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018FW2    MULTIWAVELENGTH MEDICAL LASER          USA        ISSUED        07/754327    09/04/91       5139494        08/18/92
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018FW4    METHOD OF LASER SURGERY USING          USA        ISSUED        08/422648    04/14/95       5540676        07/30/96
                 MULTIPLE WAVELENGTHS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.024FW1    MEDICAL LASER APPARATUS FOR            USA        ISSUED        08/075720    06/11/93       5349590        09/20/94
                 DELIVERING HIGH POWER INFRARED
                 LIGHT
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.031FW2    CORNEAL SCULPTING USING LASER          USA        ISSUED        08/384243    02/06/95       5741245        04/21/98
                 ENERGY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033DV1    APPARATUS AND METHOD FOR               USA        ISSUED        08/455732    05/31/95       5738677        04/14/98
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.046A      LASER SURGICAL METHOD                  USA        ISSUED        07/763350    09/20/91       5267856        12/07/93
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050A      HIGH REPETITION RATE MID-INFRARED      USA        ISSUED        08/240255    05/10/94       5422899        06/06/95
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.052A      METHOD AND APPARATUS FOR               USA        ISSUED        972531       11/06/92       5300065        04/05/94
                 SIMULTANEOUSLY HOLDING AND
                 SEALING TISSUE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.053A      METHOD AND APPARATUS FOR APPLYING      USA        ISSUED        972532       11/06/92       5290278        03/01/94
                 THERMAL ENERGY TO LUMINAL TISSUE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.055FW3    LASER SURGICAL METHOD USING            USA        ISSUED        08/391612    02/21/95       5722970        03/03/98
                 TRANSPARENT PROBE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.0556A     METHOD AND APPARATUS FOR APPLYING      USA        ISSUED        972530       11/06/92       5336221        08/09/94
                 THERMAL ENERGY TO TISSUE USING A
                 CLAMP
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.059A      OPTICAL HEATING SYSTEM                 USA        ISSUED        997554       12/28/92       5354323        10/11/94
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.060A      METHOD AND APPARATUS FOR SEALING       USA        ISSUED        981197       11/25/92       5364389        11/15/94
                 AND/OR GRASPING LUMINAL TISSUE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.063A      LASER SURGICAL PROCEDURES FOR          USA        ISSUED        08/633670    04/17/96       5865831        02/02/99
                 TREATMENT OF GLAUCOMA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.075A      LASER HEALING METHOD                   USA        ISSUED        06/539527    10/06/83       4672969        06/16/87
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.076A      LASER HEALING METHOD AND               USA        ISSUED        07/062861    06/16/87       4854320        08/08/89
                 APPARATUS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.077A      METHOD FOR CLOSING TISSUE WOUNDS       USA        ISSUED        07/380622    07/14/89       5002051        03/26/91
                 USING RADIATIVE ENERGY BEAMS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.078A      LASER HEALING METHOD AND               USA        ISSUED        07/639025    01/09/91       5140984        08/25/92
                 APPARATUS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.079A      METHOD FOR CLOSING TISSUE WOUNDS       USA        ISSUED        07/934167    08/24/92       5409479        04/25/95
                 USING RADIATIVE ENERGY BEAMS
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135A      METHOD AND APPARATUS FOR               USA        ISSUED        08/279506    07/22/94       5520631        05/28/96
                 LOWERING THE INTRAOCULAR PRESSURE
                 OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135CP1    METHOD AND APPARATUS FOR               USA        ISSUED        08/570400    12/11/95       5704907        01/06/98
                 LOWERING THE INTRAOCULAR PRESSURE
                 OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136A      METHOD FOR SURGICALLY RE-PROFILING     USA        ISSUED        07/450672    12/14/89       5063942        11/12/91
                 THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136CP1    METHOD FOR SURGICALLY RE-PROFILING     USA        ISSUED        07/762866    09/18/91       5318044        06/07/94
                 THE CORNEA TO CORRECT FOR
                 HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136CP3    METHOD AND APPARATUS FOR RE-           USA        ISSUED        08/345245    11/28/94       5591185        01/07/97
                 PROFILING OR SMOOTHING THE
                 ANTERIOR OR STROMAL CORNEA USING
                 SCRAPING
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136CPF2   METHOD AND APPARATUS FOR               USA        ISSUED        08/170679    12/20/93       5368604        11/29/94
                 SURGICALLY PROFILING THE CORNEA
                 USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136DC1    APPARATUS FOR SURGICALLY RE-           USA        ISSUED        07/979424    11/19/92       5395385        03/07/95
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------


                                    STATUS REPORT FOR PREMLS U.S. PENDING PATENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Application      Filing        Patent      Issue
Case Number      Title of Invention                     Country    Status          Number           Date          Number      Date
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.009DV1    LASER SURGICAL PROBE                   USA        PENDING         08/841865        05/05/97
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.011DV1    CONTACT TIP FOR LASER SURGERY          USA        PENDING         08/455061        05/31/95
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.049FW2    DENTAL LASER SURGERY APPARATUS         USA        PENDING         08/882362        06/25/97
                 AND METHOD
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050DFC1   HIGH REPETITION RATE MID-INFRARED      USA        PENDING         08/979213        11/26/97
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050DV2    HIGH REPETITION RATE MID-INFRARED      USA        PENDING         08/931600        09/17/97
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.063DV1    LASER SURGICAL PROCEDURES FOR          USA        PENDING         09/169258        10/09/98
                 TREATMENT OF GLAUCOMA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.112A      OPTICAL SOURCE AND METHOD              USA        PENDING                          05/03/99
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135CP2    METHOD AND APPARATUS FOR               USA        PENDING         08/998875        12/24/97
                 LOWERING THE INTRAOCULAR PRESSURE
                 OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.146A      OCCULAR FUNDUS CAMERA                  USA        PENDING         09/186710        11/05/98
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.31FDV1    CORNEAL SCULPTING USING LASER          USA        PENDING         08/455899        05/31/95
                 ENERGY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.33F3C1    APPARATUS AND METHOD FOR               USA        PENDING         09/018373        02/04/98
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------



                                 STATUS REPORT FOR PREMLS FOREIGN ISSUED PATENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                             Application    Filing         Patent         Issue
Case Number      Title of Invention                     Country    Status    Number         Date           Number         Date
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VAU    MEDICAL LASER INTERCONNECT SYSTEM      AUSAL      ISSUED    43601/89       10/19/89       612910         12/03/91
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VCA    MEDICAL LASER INTERCONNECT SYSTEM      CANAD      ISSUED    2000916        10/18/89       2000916        01/17/95
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VEP    MEDICAL LASER INTERCONNECT SYSTEM      EPO        ISSUED    89310520.5     10/13/89       0365228        12/14/94
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VNO    MEDICAL LASER INTERCONNECT SYSTEM      NORW       ISSUED    894170         10/19/89       178842         06/19/96
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VPT    MEDICAL LASER INTERCONNECT SYSTEM      PORTG      ISSUED    92021          10/18/89       92021          10/09/95
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.002VAU    FIBER OPTIC APPARATUS FOR USE WITH     AUSAL      ISSUED    56921/90       06/07/90       613560         12/11/91
                 MEDICAL LASERS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.002VCA    FIBER OPTIC APPARATUS FOR USE WITH     CANAD      ISSUED    2018450        06/07/90       2018450        05/09/95
                 MEDICAL LASERS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.002VKR    FIBER OPTIC APPARATUS FOR USE WITH     KORSO      ISSUED    90-7829        05/30/90       55974          11/02/92
                 MEDICAL LASERS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018VAU    MULTIWAVELENGTH MEDICAL LASER          AUSAL      ISSUED    44520/89       11/09/89       626339         02/01/93
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018VCA    MULTIWAVELENGTH MEDICAL LASER          CANAD      ISSUED    2002453        11/08/89       2002453        01/17/95
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018VPT    MULTIWAVELENGTH MEDICAL LASER          PORTG      ISSUED    92240          11/09/89       92240          05/03/95
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033RAU    APPARATUS AND METHOD FOR               AUSAL      ISSUED    28572/97       04/01/93       699994         04/01/99
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033VAU    APPARATUS AND METHOD FOR               AUSAL      ISSUED    40486/93       04/01/93       678967         10/09/97
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VAU    HIGH REPETITION RATE MID-INFRARED      AUSAL      ISSUED    17964/95       05/09/95       685593         05/07/98
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VEP    HIGH REPETITION RATE MID-INFRARED      EPO        ISSUED    95302891.7     04/28/95       0682389        09/02/98
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VIL    HIGH PULSE REPETITION AND ITS USE      ISREA      ISSUED    113501         04/26/95       113501         05/19/97
                 (AMENDED TITLE)
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.053QAU    METHOD AND APPARATUS FOR APPLYING      AUSAL      ISSUED    53643/94       10/19/93       684054         03/26/98
                 THERMAL ENERGY TO LUMINAL TISSUE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.056VAU    CLAMP AND METHOD FOR APPLYING          AUSAL      ISSUED    53607/94       10/14/93       682324         01/22/98
                 THERMAL ENERGY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.060VAU    METHOD AND APPARATUS FOR SEALING       AUSAL      ISSUED    56699/94       11/16/93       684057         03/26/98
                 LUMINAL TISSUE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HEP    APPARATUS FOR SURGICALLY PROFILING     EPO        ISSUED    91920409.9     09/16/91       0551439        08/09/95
                 THE CORNEA USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HMX    APPARATUS FOR SURGICALLY PROFILING     MEXIC      ISSUED    911426         10/03/91       177228         03/15/95
                 THE CORNEA USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HZA    METHOD AND APPARATUS FOR               SOFRC      ISSUED    91/7835        10/01/91       91/7835        08/26/92
                 SURGICALLY PROFILING THE CORNEA
                 USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136QEP    APPARATUS FOR RE-PROFILING THE         EPO        ISSUED    92920651.4     09/17/92       0680298        01/21/98
                 CORNEA TO CORRECT FOR HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136QMX    METHOD AND APPARATUS FOR RE-           MEXIC      ISSUED    925239         09/14/92       178296         06/07/95
                 PROFILING THE CORNEA TO CORRECT
                 FOR HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VCN    APPARATUS FOR SURGICALLY RE-           CHINA      ISSUED    90110433.7     12/14/90       42198          07/24/98
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VKR    APPARATUS FOR RE-PROFILING THE         KORSO      ISSUED    92-701415      12/12/90       156727         07/23/98
                 CORNEA
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VMX    APPARATUS FOR SURGICALLY RE-           MEXIC      ISSUED    23746          12/14/90       167844         04/15/93
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VRU    METHOD AND APPARATUS FOR               RUSSA      ISSUED    5052732        12/12/90       2094032        10/27/97
                 SURGICALLY RE-PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VZA    METHOD AND APPARATUS FOR               SOFRC      ISSUED    90/10063       12/14/90       90/10063       11/27/91
                 SURGICALLY RE-PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------


                                STATUS REPORT FOR PREMLS PENDING FOREIGN PATENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Application      Filing        Patent      Issue
Case Number      Title of Invention                     Country    Status          Number           Date          Number      Date
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VDK    MEDICAL LASER INTERCONNECT SYSTEM      DENMR      PENDING         5185/89          10/19/89
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VF1    MEDICAL LASER INTERCONNECT SYSTEM      FINLN      PENDING         894978           10/19/89
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VJE    MEDICAL LASER INTERCONNECT SYSTEM      IRELN      PENDING         3351/89          10/18/89
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.001VJP1   MEDICAL LASER INTERCONNECT SYSTEM      JAPAN      PENDING         282818/89        10/30/89
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.002VJP    FIBER OPTIC APPARATUS FOR USE WITH     JAPAN      PENDING         151431/90        06/08/90
                 MEDICAL LASERS
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.009QCA    LASER SURGICAL PROBE                   CANAD      PENDING         2107687          04/03/92
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.009QEP    LASER SURGICAL PROBE                   EPO        PENDING         92910340.6       04/03/92
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018VIE    MULTIWAVELENGTH MEDICAL LASER          IRELN      PENDING         3594/89          11/08/89
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.018VJP    MULTIWAVELENGTH MEDICAL LASER          JAPAN      PENDING         292115/89        11/09/89
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.031VEP    CORNEAL SCULPTING USING LASER          EPO        PENDING         93903487.2       01/14/93
                 ENERGY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.031VJP    CORNEAL SCULPTING USING LASER          JAPAN      PENDING         513266/1993      01/14/93
                 ENERGY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033VCA    APPARATUS AND METHOD FOR               CANAD      PENDING         2117765          04/01/93
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033VEP    APPARATUS AND METHOD FOR               EPO        PENDING         93911621.6       04/01/93
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033VJP    APPARATUS AND METHOD FOR               JAPAN      PENDING         518505/1993      04/01/93
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
PREMLS.033VKR    APPARATUS AND METHOD FOR               KORSO      PENDING         94-703632        04/01/93
                 PERFORMING EYE SURGERY
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050RAU    HIGH REPETITION RATE MID-INFRARED      AUSAL      PENDING         63510/98         05/09/95
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VCA    HIGH REPETITION RATE MID-INFRARED      CANAD      PENDING         2148395          05/02/95
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VJP    PULSED OPTICALLY PUMPED LASER AND      JAPAN      PENDING         110517/1995      05/09/95
                 SURGICAL METHOD USING THE SAME
                 (AMENDED TITLE)
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.050VKR    HIGH REPETITION RATE MID-INFRARED      KORSO      PENDING         11234/1995       05/09/95
                 LASER
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135QAU    APPARATUS FOR LOWERING THE             AUSAL      PENDING         58782/96         05/24/96
                 INTRAOCULAR PRESSURE OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135QCA    APPARATUS FOR LOWERING THE             CANAD      PENDING         2240146          05/24/96
                 INTRAOCULAR PRESSURE OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135QEP    APPARATUS FOR LOWERING THE             EPO        PENDING         96920501.2       05/24/96
                 INTRAOCULAR PRESSURE OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135QJP    APPARATUS FOR LOWERING THE             JAPAN      PENDING         522009/1997      05/24/96
                 INTRAOCULAR PRESSURE OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.135QKR    APPARATUS FOR LOWERING THE             KORSO      PENDING         98-704394        05/24/96
                 INTRAOCULAR PRESSURE OF AN EYE
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HCA    METHOD AND APPARATUS FOR               CANAD      PENDING         2092285          09/16/91
                 SURGICALLY PROFILING THE CORNEA
                 USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HCN    METHOD AND APPARATUS FOR               CHINA      PENDING         91109274.9       10/03/91
                 SURGICALLY PROFILING THE CORNEA
                 USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136HJP    METHOD AND APPARATUS FOR               JAPAN      PENDING         518532/1991      09/16/91
                 SURGICALLY PROFILING THE CORNEA
                 USING VACUUM
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136QCA    METHOD AND APPARATUS FOR RE-           CANAD      PENDING         2119365          09/17/92
                 PROFILING THE CORNEA TO CORRECT
                 FOR HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136QCN    METHOD AND APPARATUS FOR RE-           CHINA      PENDING         92110484.7       09/18/92
                 PROFILING THE CORNEA TO CORRECT
                 FOR HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136QOP    METHOD AND APPARATUS FOR RE-           JAPAN      PENDING         506213/1993      09/17/92
                 PROFILING THE CORNEA TO CORRECT
                 FOR HYPEROPIA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VBR    METHOD AND APPARATUS FOR RE-           BRAZL      PENDING         P19007915-9      12/12/90
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VCA    METHOD AND APPARATUS FOR RE-           CANAD      PENDING         2071853          12/12/90
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VEP    METHOD FOR SURGICALLY RE-PROFILING     EPO        PENDING         91902435.6       12/12/90
                 THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------
PREMLS.136VJP    METHOD AND APPARATUS FOR RE-           JAPAN      PENDING         502814/1991      12/12/90
                 PROFILING THE CORNEA
------------------------------------------------------------------------------------------------------------------------------------




                                 STATUS REPORT FOR EYESYS FOREIGN ISSUED PATENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Application     Filing     Patent        Issue
Case Number      Title of Invention                     Country    Status       Number          Date       Number        Date
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.017XBX    ABSOLUTE SCALE FOR CORNEAL             BENLX      ISSUED       68088-0         10/08/92   23121-00      04/21/93
                 TOPOGRAPHY
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.017XDE    ABSOLUTE SCALE FOR CORNEAL             GERWE      ISSUED       M9207467.7      10/09/92   M9207467.7    02/03/93
                 TOPOGRAPHY
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.017XFR    ABSOLUTE SCALE FOR CORNEAL             FRANC      ISSUED       926338          10/09/92   0322610       12/31/92
                 TOPOGRAPHY
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.017XGB    ABSOLUTE SCALE FOR CORNEAL             UNIKN      ISSUED       2026301         10/15/92   2026301       12/08/93
                 TOPOGRAPHY
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.017XJP    ABSOLUTE SCALE FOR CORNEAL             JAPAN      ISSUED       29897/1992      10/12/92   925512        03/09/95
                 TOPOGRAPHY
------------------------------------------------------------------------------------------------------------------------------------


                                    STATUS REPORT FOR EYESYS U.S. ISSUED PATENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Application     Filing       Patent       Issue
Case Number      Title of Invention                     Country    Status       Number          Date         Number       Date
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.018A      METHOD AND APPARATUS FOR VARIABLE      USA        ISSUED       08/044401       04/08/93     5418714      05/23/95
                 BLOCK SIZE INTERPOLATIVE CODING OF
                 IMAGES
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.020FW1    METHOD OF REFRACTIVE SURGERY           USA        ISSUED       08/355436       12/13/94     5722427      03/03/98
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.021FW1    MULTI-CAMERA CORNEAL ANALYSIS          USA        ISSUED       08/638875       04/25/96     5847804      12/08/98
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.13CPCP1   METHOD OF CORNEAL ANALYSIS USING A     USA        ISSUED       08/736348       10/23/96     5841511      11/24/98
                 CHECKERED PLACIDO APPARATUS
------------------------------------------------------------------------------------------------------------------------------------



                                   STATUS REPORT FOR EYESYS U.S. PENDING PATENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Application      Filing        Patent      Issue
Case Number      Title of Invention                     Country    Status        Number           Date          Number      Date
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.008A      HANDHELD CORNEAL TOPOGRAPHY            USA        PENDING       09/001339        12/31/97
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.020FICI   METHOD OF REFRACTIVE SURGERY           USA        PENDING       08/956878        10/23/97
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.021FICI   MULTI-CAMERA CORNEAL ANALYSIS          USA        PENDING       08/956515        10/23/97
                 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.030A      METHOD AND APPARATUS FOR               USA        PENDING       08/060826        05/10/93
                 PREDICTING CORNEAL ACUITY
------------------------------------------------------------------------------------------------------------------------------------
EYESYS.13CPCPC   METHOD OF CORNEAL ANALYSIS USING A     USA        PENDING       09/102839        06/23/98
                 CHECKERED PLACIDO APPARATUS
------------------------------------------------------------------------------------------------------------------------------------


             SCHEDULE B TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


Jurisdictions where UCC-1 filings required
------------------------------------------

1.       California Secretary of State

            SCHEDULE 1(h) TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


     Premier Laser Systems vs. Infrared Fiber Systems, Inc., Coherent, Inc., et al., as described in Item 3 to Annual Report on Form 10-K of Premier Laser Systems for the fiscal year ended March 31, 1998.

            SCHEDULE 3(b) TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


Ownership of Collateral
-----------------------


1. Under Agreement dated January 9, 1998 with Corneal Contouring Development LLC ("CCD"), PLS may be obligated to return technology relating to a corneal reprofiling device, if certain conditions are not met. This device is not presently marketed by PLS. CCD has a security interest in the assets pertaining to this product.

2. Under Agreement dated August 28, 1998 with Wound Healing of Oklahoma, Inc., PLS may be obligated to return technology relating to a device for lowering the intraocular pressure of the eye, if certain conditions are not met. This device is not presently marketed by PLS.

3. Under a Technology Transfer and Software License Agreement dated October 16, 1998 among Premier Laser Systems, Inc., Sarver and Associates, Inc. and Edwin Sarver, PLS may be required to return technology relating to mapping of the eye. This device is not presently marketed by PLS.

4.       Joint ownership of patent for laser tip, with Michael Colvard.

            SCHEDULE 3(d) TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


CURRENT MATTERS

1. BRITESMILE, INC., A UTAH CORPORATION, PLAINTIFF V. INTERDENT, INC., A CALIFORNIA CORPORATION, PREMIER LASER SYSTEMS, INC., A CALIFORNIA CORPORATION. This is a patent infringement case filed 09/22/97 regarding a laser method for bleaching teeth.

2. Opposition against Premier Laser Systems application in the Patent and Trademark Office to registration of the trademark "Aurora", and objection to the further use of that name by Premier Laser Systems in connection with the sale of its products.


OLD MATTERS WHICH MAY NO LONGER BE IN DISPUTE

3. Dr. Pelagalli: Letter alleging that he is an inventor of certain (unspecified) technology of Premier Laser.

4.       Dr. Patricia Bath:  Letter alleging that Premier infringes a patent.

5.       Opticon: Letter alleging that Premier infringes a patent.

6.       Dr. Rabinowitz:  Letter alleging that Premier infringes copyright.

7. Dr. Berlin: Letter to his lawyer (not to Premier) alleging that Premier infringes a patent.

            SCHEDULE 3(i) TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


                            List of Material Patents

              EXHIBIT B TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


                                 List of Patents


                  SCHEDULE A - FOREIGN TRADEMARK APPLICATIONS AND REGISTRATIONS

------------------------------------------------------------------------------------------------------------------------
COUNTRY              Mark                    App. No.              Reg. No.            Class(es)      Status
                                             App. Date             Reg. Date
------------------------------------------------------------------------------------------------------------------------
Australia            ARAGO                   771079                                    10             Pending.
                                             08/21/98
------------------------------------------------------------------------------------------------------------------------
Australia            ORION                   771080                                    10             Pending.
                                             08/21/98
------------------------------------------------------------------------------------------------------------------------
Australia            SIRIUS                  771081                                    10             Pending.
                                             08/21/98
------------------------------------------------------------------------------------------------------------------------
Australia            POLARIS                 771082                771082              10             Registered.
                                             08/21/98              04/06/99
------------------------------------------------------------------------------------------------------------------------
Australia            ALTAIR                  771083                771083              10             Registered.
                                             08/21/98              04/06/99
------------------------------------------------------------------------------------------------------------------------
Australia            AURORA                  771084                771084              10             Registered.
                                             08/21/98              04/06/99
------------------------------------------------------------------------------------------------------------------------
Australia            CENTAURI                771085                                    10             Pending.
                                             08/21/98
------------------------------------------------------------------------------------------------------------------------
Australia            PEGASUS                 771086                                    10             Pending.
                                             08/21/98
------------------------------------------------------------------------------------------------------------------------
Australia            DERMIUM                 774012                774012              10             Registered.
                                             09/23/98              02/12/99
------------------------------------------------------------------------------------------------------------------------
Brazil               ARAGO                   821022784                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               ORION                   821022776                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               SIRIUS                  821022768                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               POLARIS                 821022733                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               ALTAIR                  821022741                                 10             Pending.
                                             08/29/98
------------------------------------------------------------------------------------------------------------------------
Brazil               AURORA                  821022750                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               CENTAURI                821022806                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               PEGASUS                 821022792                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------
Brazil               DERMIUM                 821088777                                 10             Pending.
                                             08/26/98
------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------

COUNTRY              Mark                    App. No.              Reg. No.            Class(es)      Status
------------------------------------------------------------------------------------------------------------------------
Canada               ARAGO                   888187                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               ORION                   888188                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               SIRIUS                  888189                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               POLARIS                 888190                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               ALTAIR                  888191                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               AURORA                  888192                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               CENTAURI                888193                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               PEGASUS                 888194                                    9, 10, 35      Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Canada               DERMIUM                 890293                                    10             Pending.
                                             099/15/98
------------------------------------------------------------------------------------------------------------------------
European             ARAGO                   913657                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             ORION                   913764                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             SIRIUS                  913897                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             POLARIS                 913723                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             ALTAIR                  913632                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             AURORA                  913798                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             CENTAURI                913749                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             PEGASUS                 913822                                    9, 10, 35      Pending.
Community                                    08/28/98
------------------------------------------------------------------------------------------------------------------------
European             DERMIUM                 958553                                    10             Pending.
Community                                    09/18/98
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------

COUNTRY              Mark                    App. No.              Reg. No.            Class(es)      Status
------------------------------------------------------------------------------------------------------------------------
Japan                ARAGO                   072418/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                ORION                   072419/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                SIRIUS                  072420/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                POLARIS                 072421/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                ALTAIR                  072422/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                AURORA                  072423/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                CENTAURI                072424/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                PEGASUS                 072425/1998                               10             Pending.
                                             08/24/98
------------------------------------------------------------------------------------------------------------------------
Japan                DERMIUM                 079934/1998                               10             Pending.
                                             09/16/98
------------------------------------------------------------------------------------------------------------------------
South Korea          ARAGO                   98-23694                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          ORION                   98-23695                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          SIRIUS                  98-23696                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          POLARIS                 98-23697                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          ALTAIR                  98-23698                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          AURORA                  98-23699                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          CENTAURI                98-23700                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          PEGASUS                 98-23701                                  10             Pending.
                                             09/12/98
------------------------------------------------------------------------------------------------------------------------
South Korea          DERMIUM                 98-24079                                  10             Pending.
                                             09/16/98
------------------------------------------------------------------------------------------------------------------------


             EXHIBIT C TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


Trademarks

             SCHEDULE A TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


Subsidiaries
------------

1.       EyeSys - Premier, Inc., a Delaware corporation
         100% owned

2. CRS U.S.A., Inc., a California mutual benefit nonprofit corporation (Premier Laser Systems, Inc. is the sole member)

3.       Data.Site, LLC, a California limited liability company
         (51% owned by Premier Laser Systems, Inc., now in the process of being shut down)

4. Ophthalmic Imaging Systems, a California corporation (51% owned by Premier Laser Systems, Inc.)


                        Schedule B - U.S. Federal Trademark Applications
-----------------------------------------------------------------------------------------------------
MARK                          APP. NO.            REG. NO.           CLASS(ES)          Status
                              APP. DATE           REG. DATE
-----------------------------------------------------------------------------------------------------
ARAGO                         75/307,008                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
ORION                         75/307,502                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
SIRIUS                        75/307,537                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
POLARIS                       75/307,518                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
TOUCHTIPS                     75/307,510                             10                 Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
ANGLETIPS                     75/307,503                             10                 Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
ALTAIR                        75/307,001                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
AURORA                        75/307,276                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
CENTAURI                      75/307,520                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
PEGASUS                       75/307,155                             9, 10              Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
PREMIER LASER                 75/307,501                             9, 10              Pending.
SYSTEMS, INC.                 06/11/97
-----------------------------------------------------------------------------------------------------
PREMIER                       75/307,511                             9                  Pending.
                              06/11/97
-----------------------------------------------------------------------------------------------------
THE SAFE                      75/307,517          2,176,685          10                 Registered.
SYSTEM                        06/11/97            07/28/98
-----------------------------------------------------------------------------------------------------
PROCLOSURE                    74/289,453          1,817,399          10                 Registered.
                              06/29/92            01/18/94
-----------------------------------------------------------------------------------------------------
LTM                           74/284,041          1,832,072          10                 Registered.
                              02/20/92            04/19/94
-----------------------------------------------------------------------------------------------------
DENTISTRY FOR                 75/318,632                             10                 Pending.
THE 21ST                      07/02/97
CENTURY
-----------------------------------------------------------------------------------------------------
PREMIER LASER                 75/418,320                             9, 10              Pending.
                              08/25/97
-----------------------------------------------------------------------------------------------------
DERMIUM                       75/458,345                             10                 Pending.
                              03/27/98
-----------------------------------------------------------------------------------------------------
CELLPLANT                     75/315,007                             10                 Pending.
                              06/26/97
-----------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------
MARK                          App. No.            Reg. No.           Class(es)          Status
-----------------------------------------------------------------------------------------------------
DENTISTRY FOR                 75/550,091                                                Pending.
THE 21ST                      09/08/98
CENTURY
-----------------------------------------------------------------------------------------------------
MEDICINE FOR                  75/550,084                                                Pending.
THE 21ST                      09/08/98
CENTURY
-----------------------------------------------------------------------------------------------------



                          Schedule C - U.S. Federal Eyesys Trademark Registrations


-----------------------------------------------------------------------------------------------------------------
                                       Registration         Registration
MARK                                   Number               Date                  Class(es)        Status
-----------------------------------------------------------------------------------------------------------------
PRO-FIT                                2,136,132            02/10/98              9                Registered
-----------------------------------------------------------------------------------------------------------------
EYESYS                                 1,789,249            08/24/93              9, 10            Registered
-----------------------------------------------------------------------------------------------------------------
TOMORROW'S VISION                      1,788,833            08/17/93              9, 10            Registered
TODAY
-----------------------------------------------------------------------------------------------------------------



                      TITLE OF INVENTION                        COUNTRY               PATENT NUMBER
                      ------------------                        -------               -------------
Medical Laser Interconnect System                               USA                   5116329

         Medical Laser Interconnect System                      AUSAL                 612910

         Medical Laser Interconnect System                      CANAD                 2000916

         Medical Laser Interconnect System                      EPO                   0365228

Laser Surgical Method                                           USA                   5267856

Method for Surgically Re-Profiling the Cornea                   USA                   5063942

Method for Surgically Re-Profiling the Cornea to                USA                   5318044
Correct For Hyperopia

         Apparatus for Re-Profiling the Cornea to               EPO                   0680298
         Correct for Hyperopia

         Method and Apparatus for Surgically                    USA                   5368604
         Profiling the Cornea

         Apparatus for Surgically Profiling the                 EPO                   0551439
         Cornea Using Vacuum

         Apparatus for Surgically Re-Profiling the              USA                   5395385
         Cornea

         Method and Apparatus for Reprofiling or                USA                   5591185
         Smoothing the Anterior or Stromal Cornea
         Using Scraping

Laser Healing Method                                            USA                   4672969

Laser Healing Method and Apparatus                              USA                   4854320

         Method for Closing Tissue Wounds Using                 USA                   5002051
         Radiative Energy Beams

         Laser Healing Method and Apparatus                     USA                   5140984

         Method for Closing Tissue Wounds Using                 USA                   5409479
         Radiative Energy Beams

         Optical Heating System                                 USA                   5354323

Method and Apparatus for Lowering the                           USA                   5520631
Intraocular Pressure of an Eye

         Method and Apparatus for Lowering the                  USA                   5704907
         Intraocular Pressure of an Eye






                      Title of Invention                        Country               Patent Number
                      ------------------                        -------               -------------

Laser Surgical Procedures for Treatment of                      USA                   5865831
Glaucoma

Apparatus and Method for Performing Eye                         USA                   5738677
Surgery

         Apparatus and Method for Performing Eye                AUSAL                 699994
         Surgery

         Apparatus and Method for Performing Eye                AUSAL                 678967
         Surgery

         Laser Surgical Method Using Transparent                USA                   5722970
         Probe

         Transparent Laser Surgical Probe                       USA                   5688261

High Repetition Rate Mid-Infrared Laser                         USA                   5422899

         High Repetition Rate Mid-Infrared Laser                AUSAL                 685593

         High Repetition Rate Mid-Infrared Laser                EPO                   0682389

         High Pulse Repetition and Its Use                      ISREA                 113501
         (Amended Title)

Multiwavelength Medical Laser Method                            USA                   5304167

         Multiwavelength Medical Laser System                   USA                   5139494

         Method of Laser Surgery Using Multiple                 USA                   5540676
         Wavelengths

         Multiwavelength Medical Laser System                   AUSAL                 626339

         Multiwavelength Medical Laser System                   CANAD                 2002453

         Multiwavelength Medical Laser System                   PORTG                 92240

Corneal Sculpting Using Laser Energy                            USA                   5741245

Multi-Camera Corneal Analysis System                            USA                   5847804
